UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934.

          Date of Report (Date of Earliest event reported):
                                 June 4, 2007


                            Metabolic Research, Inc.
          (Exact Name of Registrant as specified in its charter)


        Nevada                        000-25879         35-2065469
 (State or other jurisdiction of     (Commission       (IRS Employer
 incorporation or organization)      file number)    Identification Number)

                                  10635 Lessona St.
                                Las Vegas, NV  89141
                       (Address of principal executive offices)

                                   (702) 270-0901
                   Registrant's telephone number, including area code

                                         N/A
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 / / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    SECTION  4.  MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant

Pursuant to Item 304 of Regulation S-B, the Company makes the following representation:

(1) Previous Independent Auditors:

(i) Effective June 4, 2007, Metabolic Research, Inc. (the Company) determined to change the Company's independent accountants. New management chose to have a new auditor as part of its change of direction. Accordingly, the firm terminated the engagement of Sherb & Co., LLP. in that role and retained Pollard-Kelley Auditing Services, Inc. as its independent accountants. The Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company approved the decision to change independent accountants.

(ii) Management of Metabolic Research, Inc. is unaware of any disagreements with Sherb & Co., LLP. related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Sherb & Co., LLP.'s termination on June 4, 2007, there has been no disagreement between the Company and Sherb & Co., LLP. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Sherb & Co., LLP. would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Sherb & Co., LLP's audit report on the financial statements for the year ended December 31, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. Sherb & Co., LLP's report on the Company's financial statements as of and for the fiscal year ended
December 31, 2006 indicated that the consolidated financial statements had been prepared assuming that the Company will continue as a going concern and that the Company's losses from operations and accumulated deficit raised substantial doubt about the Company's ability to continue as a going concern. The Company does not dispute this conclusion.

(iv) In connection with its audits for the two most recent fiscal years and review of financial statements through March 31, 2007, there have been no disagreements with Sherb & Co., LLP. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Metabolic Research, Inc. would have caused them to make reference thereto in their report on the financial statements.

(v) During the two most recent fiscal years and the interim period subsequent to June 4, 2007, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Sherb & Co., LLP. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(2) New Independent Accountants:

(i) The Company engaged, Pollard-Kelley Auditing Services, Inc., Akron, Ohio as its new independent auditors as of June 4, 2007. Prior to such date, the Company, did not consult with Pollard-Kelley Auditing Services, Inc. regarding
(i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Pollard-Kelley Auditing Services, Inc. or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

                    SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01
          Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
     Not Applicable

     (b) Pro forma financial information.
     Not Applicable

     (c) Shell company transactions.
     Not Applicable

     (d) Exhibits.

         Exhibit No.              Description
            16.1      Auditor's Letter


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  June 7, 2007

              METABOLIC RESEARCH, INC.

                    T W Owen
         By /s/----------------------
                  T W Owen, CFO